SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)   September 29, 2000
                                                    ------------------

                                U.S. Pawn , Inc.
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               (Exact name of Registrant as specified in charter)

                                    Colorado
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                 (State or other jurisdiction of incorporation)

                0-18291                                   84-0819941
        ----------------------                  -------------------------------
       (Commission File Number)                (IRS Employee Identification No.)

                      7215 Lowell Boulevard, Westminster, CO      80030
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                     (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code    (303) 657-3550
                                                      --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On September 29, 2000, the Registrant entered into an Asset Purchase Agreement (the "Asset Agreement") to sell substantially all of its assets to Pawn-One, Inc. ("Pawn-One") for $4.2 million in an arm's length transaction (the "Asset Sale"). In addition, on the same date, the Registrant and Pawn-One entered into a Management Agreement (the "Management Agreement") whereby Pawn-One agreed to manage the Registrant's pawnshop operations beginning on October 1, 2000 and until the earlier of the consummation of the Asset Sale and March 31, 2001. The Asset Agreement and the Management Agreement are attached as
Exhibit 2.1 and Exhibit 10.1, respectively. The Registrant entered into the Asset Agreement with Pawn-One in connection with a letter of intent (the "Letter of Intent") between the Registrant and U.S. Remodelers, Inc. ("U.S. Remodelers"). The Letter of Intent provides that upon the consummation of the Asset Sale and the satisfaction of certain conditions set forth in the Letter of Intent, U.S. Remodelers will be merged with and into a to be created wholly owned subsidiary of the Registrant (the "Merger"). At the effective time of the Merger, in exchange for all of the outstanding common stock of U.S. Remodelers, the Registrant will issue to the common stockholders of U.S. Remodelers shares of common stock of the Registrant. The number of shares of the Registrant to be issued in the Merger will depend primarily upon the amount of cash held by the Registrant at the effective time of the Merger. It is anticipated that the Registrant's current shareholders will own between 17% and 25% of the Registrant following the Merger. The Registrant and U.S. Remodelers are currently finalizing a definitive Agreement and Plan of Merger. The Asset Sale and the Merger are subject to certain conditions including, among other things, the approval of the shareholders of the Registrant to be solicited in a proxy statement to be sent to the Registrant's shareholders.

Item 7. Exhibits.


    Exhibit Number                    Description
    --------------     ---------------------------------------------------------
           2.1         Asset Purchase Agreement dated September 29, 2000 between
                       the Registrant and Pawn-One, Inc.
          10.1         Management Agreement dated September 29, 2000 between the
                       Registrant and Pawn-One, Inc.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. Pawn, Inc.
                                             -----------------------------------
                                                     (Registrant)

Date:  October 13, 2000
                                          By:  /s/ Charles C. Van Gundy
                                               ---------------------------------
                                                   Charles C. Van Gundy
                                                   Chief Executive Officer